                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       SCHEDULE 14A INFORMATION STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FARMERS & MERCHANTS BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

          ______________________________________________________________________

      2)    Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

      3)    Filing Party:

          ______________________________________________________________________

      4)    Date Filed:

March 18, 2008

Dear Fellow Shareholders:

I am pleased to invite you to attend the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. The meeting will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on THURSDAY, APRIL 17, 2008 AT 7:00 P.M., (LOCAL TIME). Please note that the timing of the annual meeting has changed from Saturday afternoon to Thursday evening.

The only item to be considered at this year's Annual Meeting is the election of directors. The meeting will also provide an opportunity to review with you the results of Farmers & Merchants Bancorp, Inc. and its subsidiaries during 2007.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. I ENCOURAGE YOU TO READ THE PROXY STATEMENT CAREFULLY AND THEN TO VOTE YOUR SHARES. IF YOU CHOOSE NOT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, YOU MAY VOTE BY MAIL BY SIGNING, DATING AND RETURNING THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. IF YOU HOLD SHARES OF FARMERS & MERCHANTS BANCORP, INC. COMMON STOCK DIRECTLY IN YOUR NAME, YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. INTERNET AND TELEPHONE VOTING INSTRUCTIONS ARE PRINTED ON THE PROXY CARD SENT TO YOU.

If you do attend the meeting and desire to vote in person, you may do so even though you have previously submitted your proxy. In that case, your vote at the meeting would supersede your proxy.

Please also return the attached reservation form for the sit down dinner that will start at 6:00 PM.

We look forward to seeing you at the meeting.

Sincerely,

Farmers & Merchants Bancorp, Inc.


/s/ Paul S. Siebenmorgan

Paul S. Siebenmorgen, President and CEO

                        FARMERS & MERCHANTS BANCORP, INC.
                            307-11 NORTH DEFIANCE ST.
                            ARCHBOLD, OHIO 43502-0216
                                 (419) 446-2501

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 APRIL 17, 2008

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc., an Ohio corporation (the "Corporation"), will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on THURSDAY, APRIL 17, 2008 AT 7:00 P.M. (LOCAL TIME), for the following purposes:

1. ELECTION OF DIRECTORS - To elect the following fourteen (14) nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2009:

          Dexter L. Benecke
          Joe E. Crossgrove
          Steven A. Everhart
          Robert G. Frey
          Jack C. Johnson
          Dean E. Miller
          Steven J. Planson
          Anthony J. Rupp
          David P. Rupp, Jr.
          James C. Saneholtz
          Kevin J. Sauder
          Paul S. Siebenmorgen
          Merle J. Short
          Steven J. Wyse

2. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.

The Board of Directors has fixed the close of business on March 4, 2008, as the record date for determination of shareholders who are entitled to notice of and to vote at the meeting.

                                        By Order of the Board of Directors


                                        /s/ Lydia A. Huber
                                        ----------------------------------------
                                        Lydia A. Huber, Secretary

Archbold, Ohio
March 18, 2008

If the enclosed proxy statement and annual report are being delivered to two or more security holders who share the same address, and the security holders sharing the same address each desires to receive a proxy statement and annual report, or if there are more than one copy of the proxy statement and annual report being delivered to security holders who share the same address, and it is preferred to receive a single copy of such proxy statement and annual report, please notify Ms. Lydia A. Huber, Secretary of Farmers & Merchants Bancorp, Inc. This request should be in writing addressed to Ms. Huber at Farmers & Merchants Bancorp, Inc., 307-11 North Defiance St., Archbold, Ohio 43502-0216. If you have questions, please contact Ms. Huber by telephone at 419-446-2501.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FOLLOW THE VOTING INSTRUCTIONS FOR INTERNET OR TELEPHONE VOTING ENCLOSED IF YOU ARE A SHAREHOLDER OF RECORD.

SHAREHOLDERS WHOSE SHARES ARE REGISTERED IN THE NAME OF A BANK OR BROKERAGE FIRM MAY BE ELIGIBLE TO VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE. A LARGE NUMBER OF BANKS AND BROKERAGE FIRMS ARE PARTICIPATING IN THE ADP INVESTOR COMMUNICATION SERVICES ONLINE PROGRAM. THIS PROGRAM PROVIDES ELIGIBLE SHAREHOLDERS THE OPPORTUNITY TO VOTE VIA THE INTERNET OR BY TELEPHONE. VOTING FORMS WILL PROVIDE INSTRUCTIONS FOR SHAREHOLDERS WHOSE BANK OR BROKERAGE FIRM IS PARTICIPATING IN ADP'S PROGRAM.

YOU HAVE THE RIGHT TO REVOKE YOUR PROXY AND VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. IF YOU HAVE ANY QUESTIONS PLEASE CONTACT MS. LYDIA A. HUBER, SECRETARY OF THE CORPORATION AT (419) 446-2501.

The Proxy Statement, proxy card and Farmers & Merchants Bancorp, Inc. 2007 Annual Report will be mailed to shareholders commencing on or about March 18, 2008.

                        FARMERS & MERCHANTS BANCORP, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on Thursday, April 17, 2008 at 7:00 P.M., (local time), and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.

   GENERAL INFORMATION ABOUT THE MEETING AND VOTING SECURITIES AND PROCEDURES

WHO MAY VOTE AT THE MEETING?

The Board of Directors has fixed the close of business on March 4, 2008 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. Subject to your right to vote cumulatively in the election of directors, if properly implemented, you are entitled to one vote for each share of common stock you held on the record date, including shares:

     -    held directly in your name; and

     - held for you in an account with a broker, bank or other nominee (shares held in "street name").

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A majority of Farmers & Merchants Bancorp, Inc. outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date there were 4,926,600 shares of the Corporation's common stock, without par value ("Common Stock") outstanding, with an additional 17,240 shares subject to restricted stock grants, the holders of which shares are entitled to vote such shares. Each of the holders of the outstanding shares and restricted stock grants totaling 4,943,840 shares are entitled to one vote per share, subject to the right to vote cumulatively in the election of directors, if properly implemented. Your shares are counted as present at the meeting if you:

     -    are present and vote in person at the meeting; or

     - have properly submitted a proxy card or have voted electronically or by telephone prior to the meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

The only proposal scheduled to be voted on at the meeting is the election of directors of the Corporation.

WHO IS REQUESTING MY VOTE?

The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation and will be conducted primarily through the mail. Please mail your completed proxy in the envelope included with these proxy materials. In addition to the use of the mail, members of the Board of Directors and certain officers and employees of the Corporation or its subsidiaries may solicit the return of proxies by telephone, facsimile, and other electronic media or through personal contact. The directors, officers and employees that participate in such solicitation will not receive additional compensation for such efforts, but will be reimbursed for out-of-pocket expenses. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by the Corporation.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the 14 nominees who receive the largest number of "FOR" votes cast will be elected as directors. Many of the Corporation's shareholders hold their shares in "street name"--in the name of a brokerage firm. If you hold your shares in "street name," please note that only your brokerage firm can sign a proxy on your behalf. THE BOARD OF DIRECTORS URGES YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY ON YOUR BEHALF FOR THE ANNUAL MEETING.

HOW ARE VOTES COUNTED?

A shareholder may:

     -    Vote for all of the nominees for director

     -    Withhold votes on all of the nominees for director

     -    Withhold votes for one or more nominees

     -    Abstain from voting

The laws of Ohio, under which the Corporation is incorporated, and the Corporation's Articles of Incorporation provide if notice in writing is given by any shareholder to the President, Vice President or the Secretary of the Corporation not less than 48 hours before the time fixed for holding a meeting of shareholders for the purpose of electing directors, that he desires that the voting at that election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses in voting for directors. Cumulative voting rights allow shareholders to vote the number of shares owned by them times the number of directors to be elected and to cast such votes for one nominee or to allocate such votes among nominees as they deem appropriate. Shareholders will not be entitled to exercise cumulative voting unless at least one shareholder properly notifies the Corporation of their desire to implement cumulative voting at the Annual Meeting. The Corporation is soliciting the discretionary authority to cumulate votes represented by proxy, if such cumulative voting rights are exercised.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board of Directors recommends that you vote "FOR" all of the director nominees listed in proposal 1. In the absence of instruction, the proxy will be voted "FOR" the election of the management director nominees listed in this Proxy Statement and in the discretion of the proxy committee for any other business that properly comes before the meeting.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

Whether you hold shares directly or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy as follows:

     - By Mail - You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

     - By Phone - You may vote by phone by calling 1-866-598-8811 and following the instructions given.

     - By Internet - You may vote by internet by going to the following web site, following the instructions given and entering the requested information on your computer screen:
          https://www.proxyvotenow.com/fmao.

Your vote by phone or internet is valid as authorized by the Ohio General Corporation Law.

For shares held in street name, you should follow the voting instructions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in some cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone, or Internet, your broker or nominee will vote your shares as you have directed.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

Even if you plan to attend the meeting, we encourage you to vote by mail, phone or internet so your vote will be counted if you later decide not to attend the meeting.

If you choose to vote at the Annual Meeting:

     - If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identity.

     - If you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting.

Bring the proxy (for record holders) or proof of beneficial ownership (for street name holders) such as a recent brokerage statement or a letter from your bank or broker, and proof of identity to the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

It likely means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy.

MAY I CHANGE MY VOTE?

Yes. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not he has previously submitted a proxy.

WHEN WILL THE PROXY AND ANNUAL REPORT BE MAILED TO SHAREHOLDERS?

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about March 18, 2008.

HOW MANY SHARES ARE OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

All directors and executive officers of the Corporation as a group (comprised of 17 individuals), beneficially held 285,417 shares of the Corporation's common stock as of March 4, 2008, representing 5.77% of the outstanding common stock of the Corporation.

               [Remainder of this page intentionally left blank.]

                                   PROPOSAL 1

     ELECTION OF DIRECTORS AND INFORMATION CONCERNING DIRECTORS AND OFFICERS

The Code of Regulations of Farmers & Merchants Bancorp, Inc. provides that the number of directors to be elected at the Shareholder Meeting will be determined by the vote of the shareholders, but shall not be less than nine or greater than twenty. Currently, the number of directors is set at fourteen. Set forth below, as of the record date, is information concerning the nominees for the election to the Board of Directors. The following persons have been nominated as directors by the Board of Directors upon the recommendation of the Corporation's Nominating and Corporate Governance Committee to serve until the annual meeting of shareholders in 2009:

                                                                             YEAR FIRST
                                           PRINCIPAL OCCUPATION OR             BECAME
            NAME            AGE        EMPLOYMENT FOR PAST FIVE YEARS         DIRECTOR
-------------------------   ---   ----------------------------------------   ----------
Dexter L. Benecke            65   President, Freedom Ridge, Inc.                1999

Joe E. Crossgrove(1)         71   Chairman of the Corporation and               1992
                                  The Farmers & Merchants State Bank

Steven A. Everhart           53   Secretary/Treasurer, MBC Holdings, Inc.       2003

Robert G. Frey               67   President, E. H. Frey & Sons, Inc.            1987

Jack C. Johnson              55   President, Hawk's Clothing, Inc.              1991

Dean E. Miller               64   Chairman, MBC Holdings, Inc.                  1986

Steven J. Planson(2)         48   Self-employed Farmer                          2008

Anthony J. Rupp(3)           58   President, Rupp Furniture Co.                 2000

David P. Rupp, Jr.(3)(4)     66   Attorney                                      2001

James C. Saneholtz           61   President, Saneholtz-McKarns, Inc.            1995

Kevin J. Sauder              47   President, Chief Executive Officer,           2004
                                  Sauder Woodworking Co.

Merle J. Short               67   Chairman, ProMow, Inc.                        1987

Paul S. Siebenmorgen(5)      58   President and CEO of the Corporation and      2005
                                  The Farmers & Merchants State Bank

Steven J. Wyse               63   Private Investor                              1991

----------
(1) Mr. Crossgrove was President and CEO of the Corporation and the Bank prior to February 18, 2005 when he was named to the position of Chairman.

(2) Mr. Planson was appointed to the Board of Directors of the Company and The Farmers & Merchants State Bank on January 10, 2008.

      (footnotes regarding this table are continued on the following page)

(3) Anthony J. Rupp and David P. Rupp Jr., both of whom are being nominated to the Board of Directors, are brothers.

(4) David P. Rupp Jr. is an attorney with membership in the law firm of Plassman, Rupp, Short, & Hagans of Archbold, Ohio. The law firm has been retained by the Corporation, and its subsidiaries, during the past twenty years and is to be retained currently.

(5) Mr. Siebenmorgen became the President and CEO of the Corporation and the Bank effective February 18, 2005. From June, 2004 to February 18, 2005 he was Senior Executive Vice President and Chief Lending Officer of the Bank and was not a member of the Board of Directors of the Corporation or the Bank. Prior to joining the Corporation in June of 2004 Mr. Siebenmorgen was Senior Vice President of Lincoln Bank, Plainfield, Indiana.

Other than the relationship between Mr. Anthony J. Rupp and David P. Rupp, Jr. noted above, there are no family relationships among any of the directors, nominees for election as directors and executive officers of the Corporation.

While it is contemplated that all nominees will stand for election, and the nominees have confirmed this with the Corporation, if one or more of the nominees at the time of the annual meeting should be unavailable or unable to serve as a candidate for election as a director of the Corporation, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Corporation's Code of Regulations, the fourteen nominees receiving the greatest number of votes will be elected as directors. The attached form of proxy grants to the persons listed in such proxy the right to vote shares cumulatively in the election of directors if a shareholder properly implements cumulative voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS TO SHAREHOLDERS THE ELECTION OF THE ABOVE-LISTED PERSONS AS DIRECTORS FOR THE CORPORATION

The following table sets forth certain information with respect to the executive officers of the Corporation and the Bank:

                               OFFICER      POSITIONS AND OFFICES HELD WITH CORPORATION AND
         NAME            AGE    SINCE    THE BANK & PRINCIPAL OCCUPATION HELD PAST FIVE YEARS
----------------------   ---   -------   ----------------------------------------------------
Paul S. Siebenmorgen      58     2004    President and CEO ("PEO")(1)(2)

Edward A. Leininger       52     1981    Executive Vice President and Chief Operating Officer,
                                         was Senior Commercial Loan Officer until July 2004,
                                         and was EVP - Commercial Loans, until April 2001

Rex D. Rice               49     1984    Executive Vice President and Senior Commercial Banking
                                         Director, was Chief Lending Officer until July 2004

Barbara J. Britenriker    46     1992    Executive Vice President and Chief Financial Officer
                                         ("PFO")(2), was Senior Vice President until
                                         September 2004, was Vice President until April 2002

----------
(1) Mr. Siebenmorgen became the President and CEO effective February 18, 2005. Mr. Siebenmorgen was hired as the Senior Executive Vice President and Chief Lending Officer of the Bank in June 2004.

(2) The designation PEO means principal executive officer and PFO means principal financial officer under the rules of the SEC.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned at March 4, 2008 by each director and nominee, and all directors and executive officers as a group. As of the date of this Proxy Statement, management is not aware of any person who beneficially owns more than five percent of the Corporation's common stock.

BENEFICIAL OWNERSHIP OF
NOMINEES FOR DIRECTOR AND          AMOUNT OF SHARES OF COMMON
NAMED EXECUTIVE OFFICERS            STOCK BENEFICIALLY OWNED    PERCENT OF TOTAL
-------------------------          --------------------------   ----------------
Directors:
   Dexter L. Benecke                          7,139(1)                0.14%
   Joe E. Crossgrove                         10,400                   0.21%
   Steven A. Everhart                         4,065(2)                0.08%
   Robert G. Frey                            19,780(3)                0.40%
   Jack C. Johnson                            1,260                   0.03%
   Dean E. Miller                            37,972(4)                0.77%
   Steven J. Planson                          2,347(5)                0.05%
   Anthony J. Rupp                           12,213(6)                0.25%
   David P. Rupp Jr.                         30,888(7)                0.62%
   James C. Saneholtz                         2,100                   0.04%
   Kevin J. Sauder                            3,805(8)                0.08%
   Merle J. Short                            26,160(9)                0.53%
   Paul S. Siebenmorgen                      14,237(10)               0.29%
   Steven J. Wyse                           106,214(11)               2.15%

Executive Officers (other than Mr. Siebenmorgen who is noted above):
   Barbara J. Britenriker                     2,009(12)               0.04%
   Edward A. Leininger                        5,620(13)               0.11%
   Rex D. Rice                                2,908(14)               0.06%

Directors and Executive Officers
   as a Group (17 Persons)                  285,417                   5.77%

----------
(1) Includes 1,829 shares held in a trust, of which Mr. Benecke is one of the trustees, 569 shares of common stock owned jointly with Mr. Benecke's spouse and 1,354 shares of common stock owned by his Spouse in trust.

(2)  All shares of common stock are owned jointly with Mr. Everhart's spouse.

(3) Includes 600 shares of common stock owned individually by Mr. Frey's spouse.

(4) Includes 16,037 shares of common stock owned individually by Mr. Miller's spouse.

(5) Includes 1,128 shares of common stock owned jointly with Mr. Planson's spouse.

(6) Includes 6,006 shares of common stock owned individually by Mr. Rupp's spouse.

(7) Includes 3,700 shares owned by a church of which Mr. Rupp serves on the endowment committee (of which Mr. Rupp disclaims beneficial ownership and which shares are also included as shares owned by Mr. Siebenmorgen).

(8) Includes 1,902 shares of common stock owned individually by Mr. Sauder's spouse.

(9) Includes 11,980 shares of common stock owned individually by Mr. Short's spouse.

(10) Includes 1,220 shares of common stock owned jointly by Mr. Siebenmorgen with his spouse, 3,700 shares owned by a church of which Mr. Siebenmorgen serves on the endowment committee (of which Mr. Siebenmorgen disclaims beneficial ownership and which shares are also included as shares owned by David Rupp), and 1,800 shares representing restricted stock awards issued pursuant to the Corporation's Long Term Incentive Plan, 400 of which shares vest on August 19, 2008, 600 of which vest on August 16, 2009 and 800 of which vest on August 17, 2010.

      (Footnotes regarding this table are continued on the following page)

(11) Includes 52,000 shares of common stock owned individually by Mr. Wyse's spouse and 1,366 shares owned in trusts of which Mr. Wyse is co-trustee.

(12) Includes 1,109 shares of common stock owned jointly with Ms. Britenriker's spouse and 900 shares representing restricted stock awards issued pursuant to the Corporation's Long Term Incentive Plan, 160 of which shares vest on August 19, 2008, 290 of which vest on August 16, 2009 and 450 of which vest on August 17, 2010.

(13) Includes 4,800 shares of common stock owned jointly with Mr. Leininger's spouse and 820 shares representing restricted stock awards issued pursuant to the Corporation's Long Term Incentive Plan, 160 of which shares vest on August 19, 2008, 290 of which vest on August 16, 2009 and 370 of which vest on August 17, 2010.

(14) Includes 2,088 shares of common stock owned jointly with Mr. Rice's spouse and 820 shares representing restricted stock awards issued pursuant to the Corporation's Long Term Incentive Plan, 160 of which shares vest on August 19, 2008, 290 of which vest on August 16, 2009 and 370 of which vest on August 17, 2010.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The following table summarizes the membership of the Board of Directors and each of its committees, and the number of times each met during 2007.

                                                                 NOMINATING/
                                                                  CORPORATE
                                                  COMPENSATION    GOVERNANCE
                        BOARD   AUDIT COMMITTEE     COMMITTEE     COMMITTEE
                       ------   ---------------   ------------   -----------
Dexter L. Benecke      Member        Member          Member
Joe E. Crossgrove      Member                                       Member
Steven A. Everhart     Member        Member
Robert G. Frey         Member                                       Member
Jack C. Johnson        Member                        Member
Dean E. Miller         Member                        Member
Steven J. Planson(1)   Member
Anthony J. Rupp        Member                                       Member
David P. Rupp Jr.      Member
James C. Saneholtz     Member        Member
Kevin J. Sauder        Member                        Member         Member
Merle J. Short         Member        Member                         Member
Paul S. Siebenmorgen   Member
Steven J. Wyse         Member                        Member         Member
NUMBER OF MEETINGS       10            12              4               2
   IN 2007

(1) Mr. Planson became a member of the Board of Directors effective January 10, 2008. He will be appointed to committees of the Board at the organizational meeting of the Company following the annual meeting of shareholders.

The directors of Farmers & Merchants Bancorp, Inc. are also the directors of The Farmers & Merchants State Bank. The Corporation's Board of Directors met 10 times during 2007 whereas the Board of Directors of the Bank met 14 times in 2007.

During 2007, each director attended 75% or more of the total meetings of the Board and the committees on which they served (held during the period that each served as a director) of the Corporation and Farmers & Merchants State Bank, the primary operating subsidiary of the Corporation, except for Mr. Miller, who attended 70.73% of such meetings.

The Board of Directors of the Corporation's bank subsidiary has an Executive Salary Committee that also acts as the Compensation Committee for the Corporation, which committee is responsible for establishing salary levels and benefits for its executive officers. In determining the compensation of the executive officers of the Corporation's subsidiaries, the subsidiaries have sought to create a compensation program that relates compensation to financial performance, recognizes individual contributions and achievements, and attracts and retains outstanding executive officers.

The Corporation has a Nominating and Corporate Governance Committee which is responsible for any recommendations to the full Board of Directors of proposed Amendments to the Corporation's Articles of Incorporation.

The Corporation also has an Audit Committee established in accordance with 15 U.S.C. 78c(a)(58)(A). The function of the Audit Committee is to review the adequacy of the Corporation's system of internal controls, to investigate the scope and adequacy of the work of the Corporation's independent public accountants and to recommend to the Board of Directors a firm of accountants to serve as the Corporation's independent public accountants.

CORPORATE GOVERNANCE

Starting in 2003, the Corporation reviewed its corporate governance policies as a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes Oxley") and regulations promulgated by the Securities and Exchange Commission ("SEC") and listing standards adopted by NASDAQ. While the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Corporation because it is not listed on NASDAQ, the Corporation decided to implement most of those corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees and to assure that the Corporation operates in an efficient and ethical manner.

COMMITTEE CHARTERS AND BOARD INDEPENDENCE

The Board of Directors has adopted charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The members of each of these three committees are currently, and under the terms of the respective charters, will continue to be "independent" pursuant to standards adopted by NASDAQ. Further, the Board of Directors has determined that under the NASDAQ "independence" standards, a majority of the members of the Board of Directors are currently independent. In reviewing the independence of members, the Board of Directors took into account the transactions disclosed under the caption Director Independence and Related Party Transactions appearing in this proxy. In making this determination, the Board has concluded that a majority of the members of the board have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Copies of the charters for each of these committees are available on the Bank's website (www.fm-bank.com), and are available upon request from the Corporation. Shareholders desiring a paper copy of one or all of the charters should address written requests to Ms. Lydia
A. Huber, Secretary of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502.

CODE OF CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics (the "Code"). The Code applies to all officers, directors and employees of the Corporation and the Bank. The administration of the Code has been delegated to the Audit Committee of the Board of Directors, a committee comprised entirely of "independent directors." The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Corporation assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Corporation intend to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Corporation maintains sound corporate governance practices in the future.

A copy of the Corporation's Code is available on the website of the Bank (www.fm-bank.com). In addition, a copy of the Code is available to any shareholder free of charge upon request. Shareholders desiring a copy of the Code should address written requests to Ms. Lydia A. Huber, Secretary of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502, and are asked to mark Code of Business Conduct and Ethics on the outside of the envelope containing the request.

                NOMINATIONS FOR MEMBERS OF THE BOARD OF DIRECTORS

As noted above under "Corporate Governance", the Corporation established a Nominating and Corporate Governance Committee. The current members of the committee all are "independent" directors (as defined by NASDAQ). The Nominating and Corporate Governance Committee has developed a policy regarding the consideration of nominations for directors by shareholders. The policy is posted on the Bank's website for review by shareholders. As outlined in its policy, the Nominating and Corporate Governance Committee will consider nominations from shareholders, although it does not actively solicit such nominations. Proposed nominations should be addressed to Chairman of the Nominating and Corporate Governance Committee of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502. The identification and evaluation of all candidates for nominee to the Board of Directors are undertaken on an ad hoc basis within the context of the Corporation's strategic initiatives at the time a vacancy occurs on the Board. In evaluating candidates, the committee considers a variety of factors, including the candidate's integrity, independence, qualifications, skills, experience (including experiences in finance and banking), familiarity with accounting rules and practices, and compatibility with existing members of the Board. Other than the foregoing, there are no stated minimum criteria for nominees, although the committee may consider such other factors as it may deem at the time to be in the best interest of the Company and its shareholders, which factors may change from time to time.

The Nominating and Corporate Governance Committee also has been designated by the Corporation's Corporate Governance Guidelines to receive, review and respond, as appropriate, to communications concerning the Corporation from employees, officers, shareholders and other interested parties that such parties want to address to non-management members of the Board of Directors. Shareholders that want to direct such questions to the non-management members of the Board of Directors should address them to the Chairman of the Nominating and Corporate Governance Committee, Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502.

The Corporation's Corporate Governance Guidelines also contain a provision stating that it is expected that all members of the Board of Directors shall attend the Annual Meeting of Shareholders. All of the members of the Board of Directors attended the 2007 Annual Meeting of Shareholders.

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors submits the following report on the performance of its responsibilities for the year 2007. The purposes and responsibilities of the committee are elaborated in the committee charter. The Board of Directors has determined that Steven A. Everhart, one of the members of the Audit Committee, is a "financial expert" as defined under the regulations promulgated under the Sarbanes-Oxley Act discussed above. Mr. Everhart and all of the other members of the Audit Committee have been determined by the Board of Directors to be "independent" under the listing standards adopted by the NASDAQ Stock Market.

Management of the Corporation has primary responsibility for the financial statements and the overall reporting process, including the Corporation's system of internal controls. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). This audit serves as a basis for the auditors' opinion in the annual report to shareholders addressing whether the financial statements fairly present the Corporation's financial position, results of operations and cash flows. The Audit Committee's responsibility is to monitor and oversee these processes.

In reviewing the independence of the Corporation's outside auditors, the committee has received from Plante & Moran, PLLC the written disclosures and a letter regarding relationships between Plante & Moran, PLLC and its related entities and the Corporation and its related entities and has discussed with Plante & Moran, PLLC its independence from the Corporation as required by Independence Standards Board Standard No. 1. As part of this review, the committee considered whether the non-audit services provided by Plante & Moran, PLLC to the company during 2007 were compatible with maintaining Plante & Moran, PLLC's independence.

In fulfilling its responsibilities relating to the Corporation's internal controls, accounting and financial reporting policies and auditing practices, the committee has reviewed and discussed with management and Plante & Moran, PLLC the Corporation's audited financial statements for 2007. In this connection, the committee has discussed with Plante & Moran, PLLC its judgments about the quality, in addition to the acceptability, of the Corporation's accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61. Based on these reviews and discussions, the committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on SEC Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee:

   Steven A. Everhart, Chairman
   Dexter L. Benecke
   James C. Saneholtz
   Merle J. Short

              SELECTION OF AUDITORS/PRINCIPAL ACCOUNTING FIRM FEES

The firm of Plante & Moran, PLLC, ("Plante & Moran") independent certified public accountants, has been retained by the Audit Committee on behalf of the Corporation as auditors of the Corporation and its subsidiaries for the current year. Plante & Moran was engaged to provide independent audit services for the Corporation and its subsidiaries and to provide certain non-audit services including advice on accounting, tax and reporting matters. The Board of Directors expects that a representative of Plante & Moran will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors has reappointed the firm of Plante & Moran to be auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2008. The Corporation has been advised by Plante & Moran that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiaries, other than as a depositor, and it has no connections with the Corporation or its subsidiaries in any capacity other than that of public accountants.

Plante & Moran billed the aggregate fees shown below for audit, audit related matters, tax and other services rendered to the Corporation and its subsidiaries for the years 2006 and 2007. Audit fees include fees billed in connection with the audit of the Corporation's annual financial statements, fees billed for the review of the unaudited financial statements contained in the Corporation's periodic reports on Form 10-Q, as filed with the Securities and Exchange Commission and assistance in compliance with the internal control requirements mandated by Section 404 of Sarbanes-Oxley. Audit related fees include review of the business continuity plan (disaster recovery), review of mortgage servicing and allowance for loan and lease losses and accounting assistance in connection with the acquisition of Knisely Bank. Tax consulting services included assistance regarding franchise tax and federal income tax planning.

Plante & Moran and its affiliates billed the following amounts to the Corporation and its subsidiaries during 2006 and 2007, respectively for audit, audit related fees, tax fees and all other fees:

                     PLANTE & MORAN - 2006   PLANTE & MORAN - 2007
                     ---------------------   ---------------------
AUDIT FEES                  $180,600               $187,950
AUDIT RELATED FEES             4,200                 15,950
TAX FEES                      18,000                 18,000
ALL OTHER FEES                   -0-                    -0-
                            --------               --------
TOTAL                       $202,800               $221,900
                            ========               ========

The Audit Committee of the Corporation considered and concluded that the provision for non-audit services by Plante & Moran, PLLC and its affiliates was compatible with maintaining the independent auditors' independence. The Audit Committee of the Corporation will pre-approve all services to be provided to the Corporation by Plante & Moran. All the services noted above were approved by the Audit Committee.

                      COMPENSATION DISCUSSION AND ANALYSIS

Introduction. The Compensation Committee administers our executive compensation program. The committee, which is composed entirely of independent directors, is responsible for reviewing and determining executive officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the evaluation of all other officers and employees, for administering our incentive compensation programs (including the equity incentive plan), for approving and overseeing the administration of our employee benefits programs, for providing insight and guidance to management with respect to employee compensation, and for reviewing and making recommendations to the board with respect to director compensation. The President and Chief Executive Officer participates with respect to decisions concerning other executive officers of the Corporation.

The Compensation Committee operates under a charter adopted by the Board of Directors. The Compensation Committee annually reviews the adequacy of its charter and recommends changes to the Board for approval. The Compensation Committee meets at scheduled times during the year and also acts upon occasion by written consent. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the Board of Directors.

Compensation Philosophy. Our executive compensation programs seek to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting our need to attract and retain competent executive management. The management Compensation Committee has developed an executive compensation policy, along with supporting executive compensation plans and programs, which are intended to attain the following objectives:

     - Support a pay-for-performance policy that rewards executive officers for corporate performance.

     -    Motivate executive officers to achieve strategic business goals.

     - Provide competitive compensation opportunities critical to the Corporation's long-term success.

The committee collects and analyzes comparative executive compensation information from relevant peer groups, approves executive salary adjustments, recommends executive discretionary incentive/bonus plans, and administers the Corporation long term incentive compensation plan. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning.

The committee uses comparisons of competitive executive pay practices taken from banking industry compensation surveys and, from time-to-time, consultation with independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at bank holding companies and subsidiaries of comparable size to the Corporation and its subsidiaries.

There are five components of the compensation program for all executive officers of the Corporation's subsidiary, The Farmers & Merchants State Bank (the "Bank"), a base salary component and a discretionary cash incentive component, which is determined by the Board of Directors in December of each year, a Restricted Stock Award determined by the Board of Directors at mid-year and the profit sharing and health and welfare benefit plans participated in by all employees.

In making its decisions regarding annual salary adjustments, the committee reviews quantitative and qualitative performance factors as part of an annual performance appraisal. These are established for each executive position and the performance of the incumbent executive is evaluated annually against these standards. This appraisal is then integrated with market-based adjustments to salary ranges to determine if a base salary increase is merited.

The committee also administers the cash incentive program and the long term equity incentive compensation plan of the Corporation. Cash and equity is at-risk compensation. Awards are recommended by the committee to the Board of Directors when, in the judgment of committee members, such awards are justified by the performance of executive officers in relation to the performance of the Corporation.

The accounting and tax treatment of particular forms of compensation do not materially affect the committee's compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.

Components of Compensation. The elements of total compensation paid by the Corporation to its senior officers, including the President and Chief Executive Officer (the "CEO") and the other executive officers identified in the Summary Compensation Table which appears following this Compensation Discussion and Analysis (the CEO and the other executive officers identified in that Table are sometimes referred to collectively as the "Named Executive Officers"), include the following:

     -    Base salary;

     -    Awards under our cash-based incentive compensation program;

     -    Awards under our long term equity incentive compensation plan;

     -    Benefits under our Profit Sharing Plan; and

     -    Benefits under our health and welfare benefits plans.

Base Salary. The base salaries of the Named Executive Officers are reviewed by the committee annually as well as at the time of any promotion or significant change in job responsibilities. The committee reviews peer group data to establish a market-competitive executive base salary program, combined with a formal performance appraisal system that focuses on awards that are integrated with strategic corporate objectives. Salary income for each Named Executive Officer for calendar year 2007 is reported in Column 1 of the Summary Compensation Table, which appears following this Compensation Discussion and Analysis.

Incentive Cash Compensation. The Corporation has established a cash bonus plan. The cash incentive for executive officers under this plan is based upon two criteria. The first is return on average assets ("ROA") of the Bank. If the ROA of the Bank equals the average ROA of the Bank for the prior 10 years, the executive officer receives the full cash incentive amount established. If the ROA is above 1%, but below such 10-year average, a prorated portion of the cash incentive is paid. The same prorated portion continues if the ROA is above the 10-year average. No cash incentive is paid if the Bank's ROA for the applicable year is less than 1%. For the executive officers, the cash incentive is paid before the end of the first quarter of the year following the year in which it is earned. The ROA for the Bank on which the incentive was based in 2007 was 1.02%, an amount lower than the 10 year average of 1.11%. Thus the formula for the cash incentive was adjusted downward for this component.

The second criterion used in determining the cash incentive to be paid to executive officers is whether the earnings per share for the Corporation reaches a three-year 6% annual compound growth rate. If such growth rate is less than 6%, that component of the formula for executive officers is adjusted downward. If the three year annual compound growth is under 3%, no incentive is paid. For 2007, the growth rate was less than the base of 3.0% for purposes of determining the cash incentive and therefore no incentive was paid under this component.

The method used to calculate the cash incentive is different for executive officers, officers that are not executive officers and non-officer employees. The methodology used for executive officers is described above. For other officers, their cash incentive is based upon the Bank's ROA and whether they attain pre-established goals. For non-officers, the cash incentive is based solely upon the Bank's ROA.

Incentive Stock Compensation. We use the grant of stock awards under our long term equity incentive compensation plan as the primary vehicle for providing long-term incentive compensation opportunities to its officers, including the Named Executive Officers. We have not adopted any specific policy regarding the amount or timing of any stock-based compensation under the plan. The number of shares underlying the award granted to each Named Executive Officer in 2007 is set forth in the Grants of Plan Based Awards Table and the dollar amount recognized as compensation cost for financial statement reporting purposes for calendar year 2007 with respect to each such award (determined in accordance with FAS 123R) is set forth in column (e) of the Summary Compensation Table, each of which appears below. Information concerning the number of stock awards held by each Named Executive Officer as of December 31, 2007 is set forth in the Outstanding Equity Awards at Fiscal Year-End Table, which appears below.

Profit Sharing Plan. The Bank has established a 401(k) profit sharing plan that allows eligible employees to save at a minimum one percent of eligible compensation on a pre-tax basis, subject to certain Internal Revenue Service limitations. The Bank will match 50% of employee 401(k) contributions up to four percent of total eligible compensation. In addition the Bank may make a discretionary contribution from time to time as is deemed advisable. A participant is 100% vested in the participant's deferral contributions. A six-year vesting schedule applies to employer discretionary contributions and employee matching contributions. In order to be eligible to participate, the employee must be 21 years of age, have completed six months of service, work 1,000 hours in the plan year and be employed on the last day of the year. Entry dates have been established at January 1 and July 1 of each year. The plan calls for only lump-sum distributions upon either termination of employment, retirement, death or disability. The Corporation's contributions to the plan made on behalf of the Named Executive Officers is included in column (g) as "all other compensation" in the summary compensation table.

Health and Welfare Benefits. The Corporation provides healthcare, life and disability insurance and other employee benefits programs to its employees, including its senior officers. The committee is responsible for overseeing the administration of these programs and believes that its employee benefits programs should be comparable to those maintained by other members of the relevant peer groups so as to assure that the Corporation is able to maintain a competitive position in terms of attracting and retaining officers and other employees. Except for our Executive Survivor Income Agreement, our employee benefits plans are provided on a non-discriminatory basis to all employees.

The Corporation has entered into an Executive Survivor Income Agreement with some of the Named Executive Officers that provides certain death benefits to the executive's beneficiaries upon his or her death. The agreements provide a pre- and post-retirement death benefit payable to the beneficiaries of the executive in the event of the executive's death. The Corporation has purchased life insurance policies on the lives of all participants covered by these agreements in amounts sufficient to provide the sums necessary to pay the beneficiaries. The actual gross death benefit amounts payable under this plan are disclosed under Payments and Benefits in Connection with Termination or Change-in-Control.

2007 Executive Officer Compensation. For 2007 the executive officers named in the Summary Compensation Table received salaries that were intended to maintain their compensation at a competitive level.

Adjustments in 2007 base salary were based upon each Named Executive Officer's annual performance review, an annual review of peer compensation, and the overall performance of the company. These adjustments are consistent with the company's salary budget which is approved by the compensation committee and becomes part of the overall budget approved annually by the Board of Directors.

The Corporation provides a reasonable level of personal benefits, and perquisites to one or more named executive officers to support the business interests of the bank, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers. The aggregate value of perquisites and personal benefits, as defined under SEC rules, provided to each named executive officer is less than the reporting threshold value of $10,000.

As part of its compensation program the Corporation has entered into agreements with some of the Named Executive Officers pursuant to which they will be entitled to receive severance benefits upon the occurrence of certain enumerated events following a change in control. The events that trigger payment are generally those related to termination of employment without cause or detrimental changes in the executive's terms and conditions of employment. See Employment Contracts and Payments Upon Termination or "Change in Control" below for a more detailed description of these events. The Corporation believes that this structure will help: (i) assure the executives' full attention and dedication to the company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control,
(ii) assure the executives' objectivity for shareholders' interests, (iii) assure the executives of fair treatment in case of involuntary termination following a change in control, and (iv) attract and retain key talent during uncertain times.

               [Remainder of this page intentionally left blank.]

                           SUMMARY COMPENSATION TABLE

                                                          STOCK    OPTION    ALL OTHER
                                        SALARY    BONUS   AWARDS   AWARDS   COMPENSATION    TOTAL
  NAME AND PRINCIPAL POSITION   YEAR     ($)       ($)    ($)(1)     ($)       ($)(2)        ($)
------------------------------  ----   -------   ------   ------   ------   ------------   -------
Paul S. Siebenmorgen            2007   223,200   43,845   10,142     -0-       18,361      295,548
President and Chief Executive
   Officer (PEO)(3)             2006   214,646   74,592    5,333     -0-       18,712      313,283
Barbara J. Britenriker          2007   150,336   22,209    4,726     -0-       16,519      193,790
Executive Vice President (PFO)  2006   144,731   37,829    2,258     -0-       15,189      200,007
Edward A. Leininger             2007   145,974   21,564    4,545     -0-       17,685      189,768
Executive Vice President        2006   141,724   37,043    2,258     -0-       17,907      198,932
Richard J. Lis(4)               2007   143,921   21,712   15,885     -0-       14,472      195,990
Executive Vice President        2006   142,692   37,296    2,258     -0-       15,834      198,080
Rex D. Rice                     2007   142,692   21,080    4,545     -0-       16,316      184,633
Executive Vice President        2006   140,654   36,763    2,258     -0-       16,892      196,567

Summary Compensation Table Footnotes:

(1) Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R.

(2) Includes contributions to the Corporation's defined contribution profit sharing and 401k plan and certain life insurance premiums paid by the Corporation for the benefit of the Named Executive Officer.

         Name            Retirement Contributions ($)   Life Insurance Premiums ($)    Total ($)
 ---------------------   ----------------------------   ---------------------------   ---------
Paul S. Siebenmorgen                17,130                         1,231                18,361
Barbara J. Britenriker              16,090                           429                16,519
Edward A. Leininger                 17,027                           658                17,685
Richard J. Lis                      10,778                         3,694                14,472
Rex D. Rice                         15,887                           429                16,316

(3) Fees paid to Mr. Siebenmorgen as a Director of the Corporation and the Bank (which totaled $11,200 in 2007) are included in the amounts listed above in the salary column.

(4) Mr. Lis resigned from the Company and the Bank effective October 30, 2007, but pursuant to agreement with the Company was compensated through December 31, 2007. The acceleration of vesting of certain restricted stock awards in connection with his resignation resulted in the increase in the "stock awards" compensation to Mr. Lis shown in the Summary Compensation Table for 2007.

Narrative Explanation to the Summary Compensation table

Named Executive Officers participate in an annual incentive plan that provides for awards tied to the profit performance of the Corporation during the fiscal year. The amounts set forth in the bonus column represent the awards made under the terms of the Plan for 2007 which are payable to the respective Named Executive Officer during the first quarter of 2008, and similarly for awards made under the Plan for 2006. Refer to the compensation discussion and analysis for a complete explanation of the Plan.

The stock awards reported in the Summary Compensation Table represent the dollar amount recognized for financial statement reporting purposes under FAS 123R of restricted stock awards granted to Named Executive Officers. The grant of restricted stock awards is made on an entirely discretionary basis by the board of directors acting upon a recommendation of the compensation committee. The vesting of all of the awards of restricted stock made to date under the terms of the long term equity incentive plan occurs three years following the grant.

The Named Executive Officers are participants in the Farmers and Merchants Profit Sharing and 401(k) plan. The employer contribution amounts for the fiscal year period for each Named Executive Officer included in the all other compensation column of the Summary Compensation Table. Employer contributions under the Plan are structured as a percent of base salary up to statutory compensation limits. Employer contributions for the fiscal-year include Safe-Harbor contributions, matching contributions, and discretionary contributions, applied on a non-discriminatory basis for all Plan participants.

               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

                                                         NUMBER OF SHARES     MARKET VALUE OF SHARES
                                                             OR UNITS                OR UNITS
                                                         OF STOCK THAT HAVE     OF STOCK THAT HAVE
                                                          NOT VESTED (1)          NOT VESTED (2)
NAME AND PRINCIPAL POSITION                                     (#)                    ($)
---------------------------                              ------------------   ----------------------
Paul S. Siebenmorgen, President and CEO (PEO)                  1,800                  36,450
Barbara J. Britenriker, Executive Vice President (PFO)          900                   18,225
Edward A. Leininger, Executive Vice President                   820                   16,605
Rex D. Rice, Executive Vice President                           820                   16,605

----------
(1)  Vesting dates for reported stock awards are as follows:

                         Number of Shares Vesting   Number of Shares Vesting   Number of Shares Vesting
Name                             on 8/19/08                 on 8/16/09                 on 8/17/10
----                     ------------------------   ------------------------   ------------------------
Paul S. Siebenmorgen               400                         600                       800
Barbara J. Britenriker             160                         290                       450
Edward A. Leininger                160                         290                       370
Rex D. Rice                        160                         290                       370

(2)  Market value based on market price on December 31, 2007, of $20.25.

                           GRANTS OF PLAN-BASED AWARDS

                                                            ALL OTHER STOCK       GRANT DATE FAIR
                                                                AWARDS:         VALUE OF STOCK AND
                                                          NUMBER OF SHARES OF         OPTION
                                                             STOCK OR UNITS           AWARDS
NAME AND PRINCIPAL POSITION           YEAR   GRANT DATE           (#)                   ($)
---------------------------           ----   ----------   -------------------   ------------------
Paul S. Siebenmorgen, President and
   CEO (PEO)                          2007    9/5/2007            800                 16,280
Barbara J. Britenriker, EVP (PFO)     2007    9/5/2007            450                  9,158
Richard Lis, EVP                      2006    9/5/2007            150                  3,053
Edward A. Leininger, EVP              2007    9/5/2007            370                  7,530
Rex D. Rice, EVP                      2007    9/5/2007            370                  7,530

Narrative Explanation to the Grants of Plan-Based Awards table

The above amounts represent information regarding restricted stock awards made to each of the respective Named Executive Officers during 2007 under the terms of the Corporation's Long Term Incentive Compensation Plan. The awards vest in full at the expiration of three years of service of the respective officer. The vesting of the awards is accelerated in the event of the death or disability of the officer or upon a change in control. Mr. Lis resigned from the Company effective October 30, 2007. In connection with his resignation and retirement, the Company and Mr. Lis agreed that of the 820 restricted shares that he held at that time, 600 would become immediately vested and the remaining 220 shares would be forfeited.

            POST-EMPLOYMENT COMPENSATION/CHANGE OF CONTROL AGREEMENTS

The Corporation entered into Change in Control Severance Compensation Agreements on November 27, 2007 with its executive officers, Mr. Siebenmorgen, Mr. Leininger, Ms. Britenriker and Mr. Rice. These Agreements, which superseded similar agreements entered into in 2005, provide for payment of an amount equal to one year's compensation to the executives in the event that their employment is terminated in connection with a "change in control" as defined in the Agreements. No payments will be made in such event if the executive is terminated "for cause." If a change in control had occurred as of December 31, 2007, this would have resulted in payments to the executives as shown on the following table. In addition to the payment equal to one times their salary, the Agreements also provide for the continuation of health insurance and other benefits, which amounts also are included in the table. Finally, included in the table are amounts that would be payable to the executive or their estate pursuant to individual executive survivor income agreements ("ESIA").

                        AMOUNT PAID ON CHANGE IN CONTROL

                       (1 X SALARY AND   CONTINUATION OF                PAYMENT ON DEATH OR
NAME OF EXECUTIVE           BONUS)         PERQUISITES       TOTAL    DISABILITY UNDER ESIAS
-----------------      ---------------   ---------------   --------   ----------------------
Paul S. Siebenmorgen       $291,298          $10,048       $301,346          $250,000
Barbara Britenriker        $188,236          $13,340       $201,576          $200,000
Edward A. Leininger        $184,029          $10,126       $194,155          $200,000
Rex D. Rice                $180,716          $10,037       $190,753          $200,000

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for discharging the responsibilities of the board with respect to the compensation of executive officers. The Compensation Committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may retain the services of a compensation consultant and consider recommendations from the chief executive officer with respect to goals and compensation of the other executive officers. The compensation committee assesses the information it receives in accordance with its business judgment. The compensation committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the compensation committee and recommended to the full board for ratification.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (the "CD&A") for the year ended December 31, 2007 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board, and the Board has approved, that the CD&A be included in the proxy statement for the year ended December 31, 2007 for filing with the SEC.

By the Compensation Committee of the Board of Directors:

     Jack C. Johnson, Chairman
     Dexter L. Benecke
     Dean E. Miller
     Kevin J. Sauder
     Steven J. Wyse

               [Remainder of this page intentionally left blank.]

                              DIRECTOR COMPENSATION

NAME                   FEES EARNED OR PAID IN CASH
----                   ---------------------------
Dexter L. Benecke                $17,200
Joe E. Crossgrove                $20,000
Steven A. Everhart               $20,000
Robert G. Frey                   $15,600
Jack C. Johnson                  $14,600
Dean E. Miller                   $12,400
Steven J. Planson(1)                 -0-
Anthony J. Rupp                  $15,800
David P. Rupp, Jr.               $15,200
James C. Saneholtz               $17,300
Kevin J. Sauder                  $12,600
Merle J. Short                   $18,000
Steven J. Wyse                   $12,000

----------
(1) Mr. Planson was appointed to the Board of Directors of the Company and The Farmers & Merchants State Bank on January 10, 2008, and therefore did not receive any compensation from the Company in 2007.

DIRECTOR COMPENSATION DISCUSSION

We review the level of compensation of our directors on an annual basis. To determine the appropriateness of the current level of compensation for our directors, we have historically obtained data from a number of different sources including publicly available data describing director compensation in peer companies and survey data collected by members of the Compensation Committee.

Cash compensation is paid to directors in the form of retainers and meeting fees. The standard monthly retainer for board service is $500, with the Chairman receiving a monthly retainer of $800. A $450 fee is paid to a director for each Bank board meeting attended. Fees ranging from $250 to $400 are paid for each committee meeting attended depending upon the demands of the committee. Employee directors are not paid for committee meetings attended.

              DIRECTOR INDEPENDENCE AND RELATED PARTY TRANSACTIONS

DIRECTOR INDEPENDENCE

The Governance Committee of the Board of Directors of the Corporation undertakes a review of director independence annually and reports on its findings to the full board in connection with its recommendation of nominees for election to the Board of Directors. Based upon this review, the Board of Directors has determined that all directors are independent, other than Mr. Siebenmorgen, the current President and Chief Executive Officer, and David P. Rupp, Jr.

In making its determination regarding the independence of the directors and nominees for director, the Governance Committee reviewed and the board considered the following specific relationship.

David P. Rupp Jr. is an attorney with membership in the law firm of Plassman, Rupp, Short, & Hagans of Archbold, Ohio. The law firm has been retained by the Corporation and its subsidiaries during the past twenty years and is expected to be retained currently.

TRANSACTIONS WITH RELATED PARTIES

Certain directors, nominees, and executive officers or their associates were customers of and had transactions with the Corporation or its subsidiaries during 2007. Transactions that involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectability or present other unfavorable features. Except for the specific transactions described above no director, executive officer or beneficial owner of more than five percent of the Corporation's outstanding voting securities (or any member of their immediate families) engaged in any transaction (other than such a loan transaction as described) with the Corporation during 2007, or proposes to engage in any transaction with the Corporation, in which the amount involved exceeds $120,000.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Corporation's Code of Ethics and Business Conduct requires that all related party transactions be pre-approved by the Corporation's Audit Committee. Excepted from that pre-approval requirement are routine banking transactions, including deposit and loan transactions, between our subsidiaries and any related party that are made in compliance with, and subject to the approvals required by, all federal and state banking regulations. In making a determination to approve a related party transaction the Audit Committee will take into account, among other factors it deems appropriate, whether the proposed transaction is on terms no less favorable than those generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the proposed transaction.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2007 the Compensation Committee members were Jack C. Johnson, Chairman, Dexter L. Benecke, Dean E. Miller, Kevin J. Sauder and Steven J. Wyse. None of the members of the Board's Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities and Exchange Act of 1934. In addition, no executive officer of the Corporation or the Bank serves or has served as a member of the Compensation Committee or Board of Directors of any other company (other than the Bank) which employs any member of the Corporation's Board of Directors.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Corporation, the Corporation believes that during 2007 all Section 16(a) filing requirements applicable to its officers and directors were met, except for the failure of Director Dean Miller to file one Form 4 regarding the purchase of 612 shares on December 18, 2007.

                PROPOSALS OF SHAREHOLDERS FOR NEXT ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2009 Annual Shareholders' Meeting must be received at the Corporation's offices at 307-11 North Defiance Street, Archbold, Ohio 43502, prior to November 20, 2008 for inclusion in the proxy statement and form of proxy. Proposals from shareholders for next year's annual meeting received by the Corporation after February 2, 2009 will be considered untimely. With respect to such proposals, the Corporation will vote all shares for which it has received proxies in the interest of the Company as determined in the sole discretion of its Board of Directors. The Corporation also retains its authority to discretionarily vote proxies with respect to shareholder proposals received by the Company after November 20, 2008 but prior to February 2, 2009, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 to ensure the proper delivery of proxy materials related to the proposal.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

A COPY OF THE CORPORATION'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2007 IS ENCLOSED. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR 2007, WITH EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("2007 10-K"), IS AVAILABLE TO ANY SHAREHOLDER FREE OF CHARGE. SHAREHOLDERS DESIRING A COPY OF THE 2007 10-K SHOULD ADDRESS WRITTEN REQUESTS TO MS. BARBARA J. BRITENRIKER, CHIEF FINANCIAL OFFICER OF FARMERS & MERCHANTS BANCORP, INC., 307-11 NORTH DEFIANCE STREET, ARCHBOLD, OHIO 43502, AND ARE ASKED TO MARK "2007 10-K REQUEST" ON THE OUTSIDE OF THE ENVELOPE CONTAINING THE REQUEST.

                                        By Order of the Board of Directors


                                        /s/ Lydia A. Huber
Archbold, Ohio
March 18, 2008                          Lydia A. Huber, Secretary

                                      PROXY

                        FARMERS & MERCHANTS BANCORP, INC.
                                 ARCHBOLD, OHIO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joe E. Crossgrove, Dean E. Miller and David P. Rupp, Jr., or any one or more of them, with full power of substitution, for me and in my name, place and stead, to vote all the common stock of Farmers & Merchants Bancorp, Inc. registered in the name of the undersigned as of March 4, 2008, with all powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. to be held in the Founders Hall at Sauder Village, State Route 2, Archbold, Ohio, on Thursday, April 17, 2008, at 7:00 P.M., (local time), and at any adjournments thereof, and to vote as noted below. By appointing the above named persons as proxy for me, I give them the right to vote cumulatively in the election of directors and to cast the number of votes among the nominees noted below in such proportion as they shall deem appropriate, in their sole discretion, unless I have withheld my vote for any nominee, in which case votes shall not be cast for that person. This proxy revokes all prior proxies given by the undersigned.

1. ELECTION OF DIRECTORS - To elect the following fourteen (14) nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2009:

          Dexter L. Benecke
          Joe E. Crossgrove
          Steven A. Everhart
          Robert G. Frey
          Jack C. Johnson
          Dean E. Miller
          Stephen J. Planson
          Anthony J. Rupp
          David P. Rupp, Jr.
          James C. Saneholtz
          Kevin J. Sauder
          Merle J. Short
          Paul S. Siebenmorgen
          Steven J. Wyse

       [ ] FOR ALL NOMINEES             [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

(TO WITHHOLD AUTHORITY TO VOTE FOR A SPECIFIC NOMINEE(S) WRITE HIS OR HER NAME(S) ON THE LINE BELOW)

________________________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

2. OTHER BUSINESS- To transact any other business which may properly come before the meeting or any adjournment of it.

THIS PROXY IS SOLICITED BY MANAGEMENT AND CONFERS AUTHORITY TO VOTE "FOR" THE NOMINEES NOTED ABOVE UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. This proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

                                        DATED: ___________________________, 2008


                                        ----------------------------------------
                                        Signature of Shareholder


                                        ----------------------------------------
                                        Signature of Joint Shareholder, if any

(If signed in a fiduciary capacity, please give full fiduciary title. If signed by a corporation, sign the full corporate name followed by the signature of the duly authorized officer. If signed by an agent, attach the instrument authorizing the agent to execute the proxy or a photocopy thereof.)

 PLEASE SIGN AND DATE THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR
                             EARLIEST CONVENIENCE.

                                      PROXY
                        FARMERS & MERCHANTS BANCORP, INC.
                                 ARCHBOLD, OHIO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joe E. Crossgrove, Dean E. Miller and David P. Rupp, Jr., or any one or more of them, with full power of substitution, for me and in my name, place and stead, to vote all the common stock of Farmers & Merchants Bancorp, Inc. registered in the name of the undersigned as of March 4, 2008, with all powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. to be held in the Founders Hall at Sauder Village, State Route 2, Archbold, Ohio, on Thursday, April 17, 2008, at 7:00 P.M., (local time), and at any adjournments thereof, and to vote as noted below. By appointing the above named persons as proxy for me, I give them the right to vote cumulatively in the election of directors and to cast the number of votes among the nominees noted below in such proportion as they shall deem appropriate, in their sole discretion, unless I have withheld my vote for any nominee, in which case votes shall not be cast for that person. This proxy revokes all prior proxies given by the undersigned.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS. YOU CAN VOTE BY TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Your vote is valid when made by phone or through the internet under the Ohio General Corporation Law applicable to the Corporation.

TO VOTE USING THE TELEPHONE (WITHIN
U.S. AND CANADA)                        TO VOTE USING THE INTERNET

-    Call toll free 1-866-598-8811 in   -    Go to the following web site:
     the United States or Canada any         https://www.proxyvotenow.com/fmao
     time on a touch tone telephone.
     There is NO CHARGE to you for the
     call.

-    Follow the simple instructions     -    Enter the information requested on
     provided by the recorded message.       your computer screen and follow the
                                             simple instructions.

1. ELECTION OF DIRECTORS - To elect the following fourteen (14) nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2009:

      1.  Dexter L. Benecke
      2.  Joe E. Crossgrove
      3.  Steven A. Everhart
      4.  Robert G. Frey
      5.  Jack C. Johnson
      6.  Dean E. Miller
      7.  Stephen J. Planson
      8.  Anthony J. Rupp
      9.  David P. Rupp, Jr.
      10. James C. Saneholtz
      11.  Kevin J. Sauder
      12.  Merle J. Short
      13.  Paul S. Siebenmorgen
      14.  Steven J. Wyse

   [ ]  FOR ALL NOMINEES          [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

(TO WITHHOLD AUTHORITY TO VOTE FOR A SPECIFIC NOMINEE(S) WRITE HIS OR HER NAME(S) ON THE LINE BELOW)

________________________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

2. OTHER BUSINESS- To transact any other business which may properly come before the meeting or any adjournment of it.

THIS PROXY IS SOLICITED BY MANAGEMENT AND CONFERS AUTHORITY TO VOTE "FOR" THE NOMINEES NOTED ABOVE UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. This proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

                                        DATED: ___________________________, 2008


                                        ----------------------------------------
                                        Signature of Shareholder


                                        ----------------------------------------
                                        Signature of Joint Shareholder, if any

(If signed in a fiduciary capacity, please give full fiduciary title. If signed by a corporation, sign the full corporate name followed by the signature of the duly authorized officer. If signed by an agent, attach the instrument authorizing the agent to execute the proxy or a photocopy thereof.)

 PLEASE SIGN AND DATE THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR
                             EARLIEST CONVENIENCE.